                                                                     EXHIBIT 4.1

                               CERTIFICATE OF STOCK



COMMON STOCK                       [EMTEC LOGO]                     COMMON STOCK

   NUMBER      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SHARES


                                                       CUSIP 292468 10 5
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT



Is the record holder of



              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          $0.01 PAR VALUE PER SHARE, OF

                       ------------EMTEC, INC.-----------
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facimile signatures of its duly authorized officers.

Dated:



   [signature illegible]   [EMTEC INC. CORPORATE SEAL]   [signature illegible]
   ---------------------                                 ---------------------
           PRESIDENT                                            SECRETARY


COUNTERSIGNED AND REGISTERED:
   ZIONS FIRST NATIONAL BANK
         (SALT LAKE CITY)
                 TRANSFER AGENT
                 AND REGISTRAR,
By
AUTHORIZED SIGNATURE






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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common               UNIF GIFT MIN [ZW]
ACT-.....Custodian......
TEN ENT - as tenants by the entireties                      (Cust)        [ZW]
(Minor)
JT TEN  - as joint tenants with right                       under Uniform Gifts [ZW]
to Minors
          of survivorship and not as                        [ZW]
Act.............................
          tenants in common                                             (State)

                                             UNIF TRF MIN ACT-...Custodian [ZW]
(until age...)
                                                            (Cust)
                                                            .......under [ZW]
Uniform Transfers
                                                            (Minor)
                                                            to Minors Act [ZW]
 ................
                                                                               [ZW]
(State)

     Additional abbreviations may also be used though not in the above list.

For Value received_________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

_________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________


                                             X__________________________________

                                             X__________________________________

                                         NOTICE: THE SIGNATURE(S) TO THIS
                                                 ASSIGNMENT MUST CORRESPOND WITH
                                                 THE NAME(S) AS WRITTEN UPON THE
                                                 FACE OF THE CERTIFICATE IN
                                                 EVERY PARTICULAR WITHOUT
                                                 ALTERATION OR ENLARGEMENT OR
                                                 ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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